SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the
☑	Definitive Proxy Statement		Commission Only (as permitted
☐	Definitive Additional Materials		by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to § 240.14a-12
PVF CAPITAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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October 17, 2008
Dear Stockholder:
     We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the “Company”) to be held at the Marriott Cleveland East, 26300 Harvard Road, Beachwood, Ohio on Tuesday, November 25, 2008 at 10:00 a.m., local time.
     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present to respond to any questions the stockholders may have.
     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,

C. Keith Swaney
President

ANNUAL MEETING OF STOCKHOLDERS
GENERAL
VOTING AND REVOCABILITY OF PROXIES
PARTICIPANTS IN THE PARK VIEW FEDERAL SAVINGS BANK 401(k) PLAN
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
AUDIT COMMITTEE REPORT
PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL III – APPROVAL OF THE PVF CAPITAL CORP. 2008 EQUITY INCENTIVE PLAN
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
MISCELLANEOUS
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K

PVF CAPITAL CORP.
30000 AURORA ROAD
SOLON, OHIO 44139
(440) 248-7171
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 25, 2008
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of PVF Capital Corp. (the “Company”) will be held at the Marriott Cleveland East, 26300 Harvard Road, Beachwood, Ohio at 10:00 a.m., local time, on Tuesday, November 25, 2008.
     A Proxy Card and a Proxy Statement for the Meeting are enclosed.
     The Meeting is for the following purposes:
1.	To elect four (4) directors of the Company for three-year terms;

2.	To ratify the appointment of Crowe Horwath LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2009;

3.	To approve the PVF Capital Corp. 2008 Equity Incentive Plan; and

4.	To transact such other matters as may properly come before the Meeting or any adjournments thereof.
     The Board of Directors is not aware of any other business to come before the Meeting.
     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on October 6, 2008, are the stockholders entitled to vote at the Meeting and any adjournments thereof.
     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.
BY ORDER OF THE BOARD OF DIRECTORS
Jeffrey N. Male
Secretary
Solon, Ohio
October 17, 2008
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
PVF CAPITAL CORP.
30000 AURORA ROAD
SOLON, OHIO 44139
ANNUAL MEETING OF STOCKHOLDERS
November 25, 2008
GENERAL
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Meeting”) which will be held at the Marriott Cleveland East, 26300 Harvard Road, Beachwood, Ohio at 10:00 a.m., local time, on Tuesday, November 25, 2008. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about October 17, 2008.
VOTING AND REVOCABILITY OF PROXIES
     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, properly executed proxies which have not been revoked will be voted as follows: “FOR” all of the nominees for director; “FOR” the approval of the PVF Capital Corp. 2008 Equity Incentive Plan, and “FOR” the ratification of the selection of Crowe Horwath LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2009. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted (“broker no votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.
     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder’s proxy.
PARTICIPANTS IN THE PARK VIEW FEDERAL SAVINGS BANK 401(k) PLAN
     If you participate in the Park View Federal Savings Bank 401(k) Plan and invest in the PVF Capital Corp. Stock Fund you will receive a vote authorization card that reflects the shares of PVF Capital Corp. common stock credited to your account in the 401(k) Plan as of the Meeting record date. You may direct the 401(k) Plan Trustee how to vote the shares of PVF Capital Corp. common stock credited to your account. The Trustee will vote all shares for which it does not receive timely instructions from participants as directed by the Company. The deadline for returning your voting instructions to the 401(k) Plan Trustee is November 20, 2008.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The securities which can be voted at the Meeting consist of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”). Stockholders of record as of the close of business on October 6, 2008 (the “Record Date”) are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 7,773,823 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.
     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following table sets forth, as of October 6, 2008, certain information as to the Common Stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the Common Stock, by each of the Company’s directors, by the non-director executive officer of the Company named in the Summary Compensation Table set forth under the caption “Proposal I — Election of Directors — Executive Compensation — Summary Compensation Table,” and by all executive officers and directors of the Company as a group. All executive officers and directors of the Company have the Company’s address.

			Percent of Shares
Name and Address	Amount and Nature of		of Common Stock
of Beneficial Owner (1)	Beneficial Ownership (2)		Outstanding (3)
Persons Owning Greater Than 5%:

John R. Male	564,859	(4)	7.25%
30000 Aurora Road Solon, Ohio 44139

Jeffrey L. Gendell	589,523	(5)	7.58
Tontine Financial Partners, L.P. Tontine Management, L.L.C. Tontine Overseas Associates, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830

Richard A. Barone	730,519	(6)(7)	9.40
Ancora Capital, Inc. Ancora Securities, Inc. Ancora Advisors, LLC One Chagrin Highlands 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122

Umberto P. Fedeli	496,000	(7)(8)	6.38
5005 Rockside Road Independence, Ohio 44131

Directors:
John R. Male	564,859	(4)	7.25%
Robert K. Healey	43,407	(9)	*
Gerald A. Fallon	16,296		*
Raymond J. Negrelli	29,296		*
Stuart D. Neidus	61,148	(10)	*
Stanley T. Jaros	31,316		*
C. Keith Swaney	245,088	(11)	3.13
Ronald D. Holman, II	14,360		*
Steven A. Calabrese	332,454	(12)	4.28
Richard M. Osborne	118,000		1.52

			Percent of Shares
Name and Address	Amount and Nature of		of Common Stock
of Beneficial Owner (1)	Beneficial Ownership (2)		Outstanding (3)
Executive Officer:
Jeffrey N. Male	300,641	(13)	3.86

All Executive Officers and Directors	1,756,527		22.08%
as a Group (11 persons)

*	Less than 1%.

(1)	All executive officers and directors of the Company have the Company’s address: 30000 Aurora Road, Solon, Ohio 44139.

(2)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The amounts shown include 17,262, 17,191, 16,296, 14,296, 24,620, 20,620, 44,166, 14,360, 0, 0, 11,408 and 180,219 shares that Directors John R. Male, Robert K. Healey, Gerald A. Fallon, Raymond J. Negrelli, Stuart D. Neidus, Stanley T. Jaros, C. Keith Swaney, Ronald D. Holman, II, Steven A. Calabrese and Richard M. Osborne, Mr. Jeffrey N. Male and all executive officers and directors as a group, respectively, have the right to acquire pursuant to options exercisable within 60 days of the Record Date.

(3)	Based on 7,773,823 shares outstanding.

(4)	Includes 36,438 shares held by the Bank’s 401(k) Plan, as to which shares Mr. John R. Male has sole voting and shared investment power. Also includes 391,534 shares held by trusts of which Mr. John R. Male serves as trustee and as such has sole voting and investment power over such shares. 100,000 shares held in trust are pledged as collateral for a loan.

(5)	According to their statement on Schedule 13G, as amended, filed on February 8, 2008, Jeffrey L. Gendell shares voting and dispositive power over the listed shares, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. share voting and dispositive power with respect to 521,918 shares and Tontine Overseas Associates, L.L.C. shares voting and dispositive power with respect to 67,605 shares.

(6)	According to their Amendment No. 6 to Schedule 13D, filed on May 16, 2008, Ancora Securities, Inc. has sole voting and dispositive power with respect to 16,901 shares and shared dispositive power with respect to 516,553 shares, Ancora Advisors, LLC has sole voting and dispositive power with respect to 182,065 shares, and Richard A. Barone has sole voting and dispositive power with respect to 15,000 shares. Ancora Capital, Inc., Ancora Securities, Inc. and Ancora Advisors LLC are referred to herein as the “Ancora Entities.”

(7)	In their Schedule 13D filed on February 22, 2007, Mr. Barone and the Ancora Entities state that Mr. Fedeli is a client. Accordingly, the Company believes that some of the shares reported as beneficially owned by Mr. Fedeli are also reported as beneficially owned by Mr. Barone and the Ancora Entities.

(8)	According to his Amendment No. 3 to Schedule 13D, filed on July 2, 2008, Mr. Fedeli has sole voting and dispositive power with respect to 496,000 shares, which amount includes 10,000 shares owned by the Fedeli Family Charitable Foundation, of which Mr. Fedeli is the president, and 1,000 shares owned by his wife’s IRA. Mr. Fedeli disclaims beneficial ownership of the shares owned by his wife’s IRA.

(9)	Includes 26,216 shares held by a revocable trust for the benefit of Mr. Healey; Mr. Healey does not have or share voting or investment power over such shares. Does not include 97,313 shares held by an irrevocable trust for the benefit of Mr. Healey’s wife, as to which shares Mr. Healey does not have or share voting or investment power.

(10)	Includes 149 shares as to which Mr. Neidus’ wife has voting and investment power.

(11)	Includes 30,740 shares held by the Bank’s 401(k) Plan, as to which shares Mr. Swaney has sole voting and shared investment power.

(12)	Includes 15,930 shares owned by Mr. Calabrese’s minor children and 10,750 shares beneficially owned by Mr. Calabrese’s wife.

(13)	Includes 28,420 shares held by the Bank’s 401(k) Plan, as to which shares Mr. Jeffrey N. Male has sole voting and shared investment power. Includes 148,030 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male and 33,423 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male’s wife; Mr. Jeffrey N. Male is co-trustee of such trusts and shares voting and investment power over such shares. Also includes 13,489 shares as to which Mr. Jeffrey N. Male’s wife has voting and investment power.
PROPOSAL I — ELECTION OF DIRECTORS
     The Company’s Board of Directors is composed of ten members. The Company’s First Amended and Restated Articles of Incorporation (the “Articles”) provide that the members of each class of directors shall be elected for a term of two years if the board of directors consists of six, seven or eight members, or three years if the board of directors consists of nine or more members, and until their successors are elected and qualified. The Articles further provide that if an increase in the number of directors causes the number of directors to be nine or more, the new and existing directorships may be reallocated as appropriate so as to create a third class of directors. Accordingly, effective with the expansion of the Company’s Board of Directors to ten members and the appointment of Steven A. Calabrese and Richard M. Osborne as directors of the Company effective October 1, 2008, the Board of Directors reallocated the new and existing directorships to create a third class of directors, with each class of directors to serve for terms of three years or until their successors are elected and qualified.
     The Nominating Committee of the Board of Directors has nominated Robert K. Healey, Stuart D. Neidus, Stanley T. Jaros and Raymond J. Negrelli, all of whom are currently members of the Board, to serve as directors for a three-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting. Votes that are withheld and broker no votes will have no effect on the outcome of the election.
     Your Board of Directors recommends that you vote “FOR” the election of Robert K. Healey, Stuart D. Neidus, Stanley T. Jaros and Raymond J. Negrelli as directors of the Company.
     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.
     The following table sets forth the names of the Board’s nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person’s age, the year he first became a director of the Company or the Bank, and the expiration of his term as a director. Messrs. Robert K. Healey and John R. Male were initially appointed as directors of the Company in 1994 in connection with the Company’s incorporation. All other directors were appointed directors of the Company and the Bank in the years indicated on the following table. Except as described below, there are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company. Directors Steven A. Calabrese and Richard M. Osborne were appointed as directors of the Company pursuant to agreements with the Company and the Bank dated September 30, 2008. Under these agreements, for a two-year period, Messrs. Calabrese and Osborne agreed to vote for the Company’s nominees for director and not to solicit proxies, make stockholder proposals or offer certain transactions to the Company’s stockholders. No director is related to any other director or executive officer by blood, marriage or adoption, except that John R. Male, the Chairman of the Board and Chief Executive Officer of the Company and the Bank, is the brother of Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President and Chief Lending Officer of the Bank.

	Age	Year First Elected	Current
	as of the	as Director of the	Term
Name	Record Date	Company or the Bank	to Expire
BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2011 ANNUAL MEETING

Robert K. Healey	83	1973	2008

Stuart D. Neidus	57	1996	2008

Stanley T. Jaros	63	1997	2008

Raymond J. Negrelli	56	2002	2008

DIRECTORS CONTINUING IN OFFICE

C. Keith Swaney	65	2000	2009

Gerald A. Fallon	59	2002	2009

Steven A. Calabrese	48	2008	2009

John R. Male	60	1981	2010

Ronald D. Holman, II	48	2003	2010

Richard M. Osborne	63	2008	2010
     Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.
     Robert K. Healey. Mr. Healey currently is retired. He had been employed from 1961 to 1987 by Leaseway Transportation Corp. and most recently served as Executive Vice President — Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School.
     Stuart D. Neidus. Mr. Neidus currently holds the position of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a company that operates in the leisure industry and is one of the nation’s largest in-ground residential concrete swimming pool installers. Prior to this position, he served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan’s split-off from Essef in August 1999. At Premier Industrial Corporation he held various positions from 1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell Electronics plc. Prior to that, Mr. Neidus spent 19 years with the international accounting firm of KPMG LLP, serving as an audit partner from 1984 until 1992. He has served as a board member and on advisory committees of many nonprofit and civic organizations over the years.
     Stanley T. Jaros. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L. He has served as a trustee of a number of Cleveland area nonprofit organizations, and was a member of the Cleveland Landmarks Commission. Mr. Jaros is a graduate of Brown University and Case Western Reserve Law School and received an MBA from the University of Pennsylvania.
     Raymond J. Negrelli. Mr. Negrelli is an investor in and developer of real estate, primarily retail and office properties, in northeast Ohio. He is the President of Raymond J. Negrelli, Inc., a General Partner in Bay Properties Co. and a General Partner of Landerbrook Co., all of which are based in Euclid, Ohio. He is a former member of the Community Leadership Council of Hillcrest Hospital, Mayfield Heights, Ohio, served on the Civil Justice Reform Act Advisory Group for the United States District Court, and serves on various local public service and charitable organizations.
     C. Keith Swaney. Mr. Swaney joined the Bank in 1962 and was named Executive Vice President and Chief Financial Officer in 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. Mr. Swaney was named President and Chief Operating Officer of the Company and the Bank in October 2000. He continues to serve as Treasurer of the Company and as Chief Financial Officer of the Bank. He is responsible for all internal operations of the Company and the Bank. Over the years, he has participated in various charitable organizations and currently serves on the Hiram House Board of Trustees. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.
     Gerald A. Fallon. Mr. Fallon served as Executive Vice President and Manager for KeyBank, NA and Senior Managing Director for McDonald Investments Inc. and Director of Capital Markets from November 1998 through March 2001. From December 1994 through November 1998, he was Chairman and Chief Executive Officer of Key Capital Markets, Inc., a subsidiary of KeyCorp. Mr. Fallon is currently a corporate director of Digital Lightwave, Inc. (a corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934) and an advisory director for the following private companies: Lander North Asset Management LLC, Logos Communications Inc., Sierro Novo (Designer Furniture Warehouse) and Thomas F. McDonald & Partners. Additionally, he serves on the Bratenahl (Ohio) Land Conservancy and Bratenahl Village Audit Committee. Mr. Fallon graduated from Georgetown University in 1971 with an A.B. in economics and received an M.B.A. in finance from Columbia University in 1973.
     Steven A. Calabrese. Mr. Calabrese is the managing partner of Calabrese, Racek and Markos, Inc., which operates a number of commercial real estate companies in Cleveland, Ohio and Tampa, Florida. The firms specialize in evaluation, market research and reporting, management, construction and development services for commercial and industrial real estate. He is a director of Energy West, Incorporated, a public utility company in Great Falls, Montana, and John D. Oil and Gas Company, each of which companies has a class of securities registered under Section 12 of the Exchange Act.
     John R. Male. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Mr. Male was named Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank in October 2000. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University.
     Ronald D. Holman, II. Mr. Holman is a partner in the law firm of Cavitch, Familo, Durkin & Frutkin in Cleveland, Ohio. In addition, from 1989 to 2000 he served as a legal analyst on various news shows for WEWS TV in Cleveland, Ohio. Mr. Holman serves on the Boards of Directors for the following nonprofit institutions: Shaker Heights Alumni Association and North Coast Community Homes. He has also served as Chair of the Center for Families and Children, and Treasurer of the Dartmouth Club of Northeastern Ohio. In addition, he has served on the transition subcommittees for Mayors Frank Jackson and Jane Campbell. Mr. Holman is a graduate of Dartmouth College and Columbia University School of Law.
     Richard M. Osborne. Mr. Osborne is president and chief executive officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. Since September 1998, he has been chairman, chief executive officer and a director of John D. Oil and Gas Company, a company that has a class of securities registered under Section 12 of the Exchange Act. Mr. Osborne is also the chairman and chief executive officer of Energy West Incorporated, a public utility company, and the chairman of Corning Natural Gas Corporation, a public utility company in Corning, New York, each of which companies has a class of securities registered under Section 12 of the Exchange Act.

CORPORATE GOVERNANCE
Independent Directors
     The Company’s Board of Directors currently consists of ten members. The Board of Directors has determined that all of the directors are independent under the current listing standards of The NASDAQ Capital Market, Inc., except for Messrs. Swaney and Male, who are employees of the Company and the Bank, and Mr. Negrelli, who is a part owner of certain entities to which the Bank makes payments of rent and operating cost reimbursement. In assessing the independence of directors, the Board of Directors considered the business relationships between the Company and its directors or their affiliated businesses, other than ordinary banking relationships. Where business relationships other than ordinary banking relationships existed, the Board determined that, except as set forth above, none of the relationships between the Company and their affiliated businesses impair the directors’ independence because the amounts involved are immaterial to the directors or to those businesses when compared to their annual income or gross revenues. The business relationships between the Company and its directors or the directors’ affiliated companies that were considered by the Board of Directors were: Mr. Jaros’ position as a partner in the law firm of Moriarty & Jaros, P.L.L., which provides legal services to the Company and the Bank; and Mr. Calabrese’s position as the managing partner of Calabrese, Racek and Markos, Inc., a firm that performs appraisals on properties securing loans made by the Bank. All fees paid to Calabrese, Racek and Markos, Inc. are paid by the customers of the Bank.
Meetings and Committees of the Board of Directors
     During the year ended June 30, 2008, the Board of Directors of the Company met 24 times. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served. The following table identifies our standing committees and their members as of June 30, 2008. All members of each committee are independent in accordance with the listing standards of the NASDAQ Capital Market, Inc.

	Audit	Compensation	Nominating
Director	Committee	Committee	Committee
Gerald A. Fallon		X *
Robert K. Healey	X	X
Ronald D. Holman, II	X		X
Stanley T. Jaros			X *
Raymond J. Negrelli			X
Stuart D. Neidus	X *	X

Number of Meetings in 2008	9	3	1

*	Denotes Chairperson
     Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met periodically to examine and approve the audit report prepared by the independent registered public accounting firm of the Company and its subsidiaries, to review and appoint the independent registered public accounting firm to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. The Company’s Board of Directors has determined that one member of the Audit Committee, Stuart D. Neidus, qualifies as an “audit committee financial expert” as defined in Section 407(d) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director Neidus is “independent,” as independence for audit committee members is defined under applicable Nasdaq listing standards. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which was attached as Appendix A to the Company’s definitive proxy materials distributed in connection with the Company’s 2006 annual meeting of stockholders.

     Nominating Committee. The Board of Directors’ Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Company’s Board of Directors has adopted a written charter for the Nominating Committee, which was attached as Appendix A to the Company’s definitive proxy materials distributed in connection with the Company’s 2007 annual meeting of stockholders.
     It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder’s recommendation of a director nominee no later than July 1 preceding the annual meeting of stockholders. Notice should be provided to: Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. Such notice must contain the following information:
•	The name of the person recommended as a director candidate;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
     In its deliberations, the Nominating Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.
     With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
     Compensation Committee. The Compensation Committee is responsible for establishing and administering policies governing the compensation for the Company’s named executive officers. The Compensation Committee operates under a written charter that establishes the Committee’s responsibilities. The

Compensation Committee and the Board of Directors review the charter periodically to ensure the scope of the charter is consistent with the Compensation Committee’s expected role. The Compensation Committee Charter was attached as Appendix B to the Company’s definitive proxy materials distributed in connection with the Company’s 2007 annual meeting of stockholders.
     The Compensation Committee meets outside the presence of all executive officers, including the named executive officers, to consider appropriate compensation for the chief executive officer. The Compensation Committee analyzes the chief executive officer’s performance annually and determines his base salary, annual performance bonus payments and any stock option grants based on its assessment of his performance. The Compensation Committee also takes into consideration the recommendations of the chief executive officer when determining the payments to be made to the other named executive officers under the Company’s discretionary bonus plan and stock option plan.
     The chief executive officer reviews, annually, each other named executive officer’s performance and based upon guidelines established by the Compensation Committee determines the appropriate base salary for each named executive officer. The chief executive officer also makes recommendations to the Compensation Committee with respect to annual discretionary bonus payments and the grants of stock-based compensation awards for each named executive officer, excluding himself.
     During the 2008 fiscal year, the Compensation Committee met three times, including one executive session attended by Compensation Committee members only. The members of the Compensation Committee are: Gerald A. Fallon, Stuart D. Neidus and Robert K. Healey.
Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings
     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.
     Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Seven of the eight members then comprising the Board of Directors attended the Company’s previous annual meeting of stockholders.

DIRECTOR COMPENSATION
     The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year.

	Fees Earned or	Option Awards
Name	Paid in Cash ($)	($)(1)	Total ($)
Gerald A. Fallon	$30,200	$—	$30,200
Robert K. Healey	30,200	—	30,200
Ronald D. Holman, II	30,200	—	30,200
Stanley T. Jaros	30,200	—	30,200
Raymond J. Negrelli	30,200	—	30,200
Stuart D. Neidus	30,200	—	30,200

(1)	As of June 30, 2008, the non-employee directors had the following number of non-incentive stock options outstanding:

Non-Incentive
Stock Options
Name	Outstanding
Gerald A. Fallon	16,296
Robert K. Healey	17,191
Ronald D. Holman, II	14,360
Stanley T. Jaros	20,620
Raymond J. Negrelli	14,296
Stuart D. Neidus	24,620
     Cash Retainer and Meeting Fees for Directors. The following table sets forth the applicable retainers and fees that are paid to our non-employee directors for their service on the Bank’s Board of Directors.

Annual retainer	$25,200
Daily fee per special board event or retreat	2,500

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following information is furnished for the individuals who served as the principal executive officer or principal financial officer of the Company during the year ended June 30, 2008, and for the other executive officer of the Company who received a salary of $100,000 or more during the year ended June 30, 2008.

Name and				Option	All Other
Principal Position	Year	Salary	Bonus	Awards (1)	Compensation (2)	Total
John R. Male	2008	$226,021	$—	$9,038	$65,397	$300,456
Chairman of the Board	2007	226,021	67,807	12,036	54,688	360,552
Chief Executive Officer of the Company and the Bank

C. Keith Swaney	2008	$200,000	$—	$11,410	$47,900	$259,310
President and Chief Operating	2007	200,000	50,000	15,687	45,950	311,637
Officer of the Company and the Bank, Treasurer of the Company and Chief Financial Officer of the Bank

Jeffrey N. Male	2008	$145,000	$—	$5,972	$26,888	$177,860
Vice President and Secretary	2007	145,000	36,250	7,935	27,156	216,341
of the Company and Executive Vice President of the Bank

(1)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) during the year ended June 30, 2008, based upon a fair value of $3.73, $3.60, $1.99 and $1.61 for options granted in 2003, 2004, 2005 and 2006, respectively, to Messrs. John R. Male and Jeffrey N. Male, and $4.13, $4.00, $3.79 and $3.08 for options granted to Mr. C. Keith Swaney in 2003, 2004, 2005 and 2006, respectively, using the Black-Scholes option pricing model. For further information regarding the assumptions used to compute fair value, see Note 15 to the Notes to the Consolidated Financial Statements contained in Item 8 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2008.

(2)	Details of the amounts reported in the “All Other Compensation” column for 2008 are provided in the table below.

	John Male		C. Keith Swaney		Jeffrey Male
Director Compensation	$25,200		$25,200		$—
Employer Contributions to 401(k) Plan	4,520		—		3,123
Disability Insurance Premiums	2,979		3,532		2,713
Life Insurance Premiums	6,900		11,340		5,470
Perquisites	21,451	(a)	3,982	(b)	12,794	(c)

(a)	Consists of an automobile allowance of $5,680, tax consulting fees of $1,675 and country club dues of $14,096.

(b)	Mr. Swaney’s aggregate perquisite amount was less than $10,000.

(c)	Consists of an automobile allowance of $4,130, tax consulting fees of $1,625 and country club dues of $7,039.
Severance Agreements
     The Company and the Bank maintain severance agreements (the “Severance Agreements”) with John R. Male, the Chairman of the Board and Chief Executive Officer of the Company and the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President of the Bank (each of whom is referred to as an “Executive”). The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements, the term of the agreements may be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of each Executive has met the required performance standards.

     Under the Severance Agreements, in the event of a named executive officer’s involuntary termination of employment, or voluntary termination for “good reason,” within one year following a “change in control” of the Bank or the Company other than for “cause,” the executive will receive the following benefits under his Severance Agreement: (i) a payment equal to three (3) times the Executive’s annual compensation (current base salary plus annual incentive compensation for the calendar year immediately preceding the change in control), payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive’s 401(k) plan account the Bank’s matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive’s employment with another employer or 12 months following termination. In addition, under the terms of the Severance Agreements, John Male and Jeffrey Male would also be entitled to receive additional tax indemnification payments if the payments and benefits under their Severance Agreements or any other payments triggered liability under the Internal Revenue Code of 1986, as amended, as an excise tax constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times an executive’s base amount. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s base amount.
     “Change in control” is defined generally in the Severance Agreements as: (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company’s voting securities or the acquisition by a person of the power to direct the Company’s management or policies; (ii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger; or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. “Good reason” is defined in the Severance Agreements as any of the following events: (i) a change in the Executive’s status, title, position or responsibilities which, in the Executive’s reasonable judgment, does not represent a promotion, the assignment to the Executive of any duties or responsibilities which, in the Executive’s reasonable judgment, are inconsistent with his status, title, position or responsibilities, or the removal of the Executive from or failure to reappoint him to any of such positions other than for cause; (ii) materially reducing the Executive’s base compensation as then in effect; (iii) the relocation of the Executive’s principal place of employment to a location that is more than 35 miles from the location where the Executive previously was principally employed; (iv) the failure to provide the Executive with benefits substantially similar to those provided to him under existing employee benefit plans, or materially reducing any benefits or depriving the Executive of any material fringe benefit; (v) death; or (vi) disability prior to retirement.
Supplemental Executive Retirement Plan
     Under the SERP, commencing upon a Participant’s retirement after reaching age 65, or earlier if approved by the Compensation Committee, a participant will receive a benefit equal to 60% of “final pay” reduced by any benefits payable under the Bank’s qualified retirement plans. “Final pay” is defined as the Participant’s highest year’s combined salary and bonus during the Participant’s last five years of employment with the Bank. The Participant will vest in the SERP plan benefits each year, on a pro rata basis, beginning with the one year anniversary date of the effective date that the Participant becomes eligible to participate in the SERP and continuing with each succeeding annual anniversary date until attainment of age 65. Upon attainment of age 65 and provided that he has remained continuously in the employ of the Bank, the Participant will be fully vested. A Participant becomes fully vested prior to age 65 upon death or disability or upon a “change in control,” as defined above under “— Severance Agreements.” Plan participants may elect to receive their SERP benefit in either a lump sum distribution, single life annuity or converted Actuarial Equivalent joint and survivor annuity. “Actuarial Equivalent” is defined as a payment or payments equal in the aggregate to the value at the applicable date of the benefit determined actuarially on the basis of the current Pension Benefit Guarantee Corporation (“PBGC”) interest rate and the mortality table then in use by the PBGC. SERP benefits are payable within 30 days upon the occurrence of normal retirement, disability, death, early retirement or a change in control. The Participant loses all benefits under the SERP in the event his employment with the Bank is terminated for cause.
Outstanding Equity Awards at Fiscal Year End
     The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding stock options held by the named executive officers as of June 30, 2008.

	Option Awards
		Number of
		Securities
		Underlying
	Number of Securities	Unexercised		Option
	Underlying Unexercised	Options (#)		Exercise Price	Option Expiration
	Options (#) Exercisable	Unexercisable		($)	Date
John R. Male	5,082	—		$13.55	11/1/2008
	3,696	924	(1)	13.64	11/1/2009
	2,520	1,680	(2)	12.21	11/1/2010
	2,800	4,200	(3)	11.70	11/1/2011

C. Keith Swaney	7,015	—		5.78	11/1/2008
	6,377	—		6.96	11/1/2009
	5,797	—		6.12	11/1/2010
	5,270	—		7.07	11/1/2011
	4,791	—		8.32	11/1/2012
	4,356	—		12.32	11/1/2013
	3,168	792	(1)	12.40	11/1/2014
	2,160	1,440	(2)	11.10	11/1/2015
	2,480	3,720	(3)	10.64	11/1/2016

Jeffrey N. Male	3,388	—		13.55	11/1/2008
	2,464	616	(1)	13.64	11/1/2009
	1,680	1,120	(2)	12.21	11/1/2010
	1,800	2,700	(3)	11.70	11/1/2011

(1)	These options vest on November 1, 2008.

(2)	50% of these options vest on each of November 1, 2008 and 2009.

(3)	33.3% of these options vest on each of November 1, 2008, 2009 and 2010.
OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
Indebtedness of Management
     Under applicable law, the Bank’s loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank’s capital and surplus (i.e., up to $4.5 million at June 30, 2008) to such persons must be approved in advance by a disinterested majority of the Bank’s Board of Directors.
     At June 30, 2008, the aggregate amount of loans by the Bank to executive officers and directors was $5.3 million, representing 7.6% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2008. All loans made by the Bank to its directors and executive officers and members of their immediate families were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships
     The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Audit Committee Charter, it is the responsibility of the Company’s Audit Committee to review all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and to determine whether to approve such transactions. The Company’s Code of Ethics also provides that all executive officers and directors must disclose any private interest that presents the possibility of conflicts of interest with the Company or the Bank.
     Mr. Raymond J. Negrelli, a director of the Company, is a 50% owner of Bay Properties Co., an Ohio general partnership. Bay Properties Co. is a 50% owner and general partner of Park View Plaza, Ltd. (“PVP”), an Ohio limited partnership formed to develop and operate a 10,000 square foot retail plaza located in Cleveland, Ohio. PVF Service Corporation, a wholly owned subsidiary of the Company, is a 25% owner and limited partner of PVP. The Bank maintains a branch office in the retail plaza owned and operated by PVP, and during the year ended June 30, 2008, the Bank paid a total of $65,000 in rent and operating cost reimbursements to PVP. For the fiscal year ending June 30, 2009, the Company estimates that it will pay a total of $65,000 in rent and operating cost reimbursements to PVP. Bay Properties Co. is also a 50% owner of Park View Center, LLC (“PVC”), an Ohio limited liability company formed to develop and operate an 8,200 square foot office building located in Mayfield Heights, Ohio. The Bank is a tenant of the office building and leases a 3,000 square foot unit with an automated teller machine in the office building owned and operated by PVC. During the year ended June 30, 2008, the Bank paid a total of $79,500 in rent and operating cost reimbursement to PVC. For the fiscal year ending June 30, 2009, the Company estimates that it will pay a total of $79,500 in rent and operating cost reimbursements to PVC. Bay Properties Co. is also a 50% owner of Avon Limited, LLC, an Ohio limited liability company formed to develop and operate a 3,375 square foot office building located in Avon, Ohio. The Bank is a tenant of the office building and leases the office building owned and operated by Avon Limited, LLC. During the year ended June 30, 2008, the Bank paid a total of $74,000 in rent and operating cost reimbursement to Avon Limited, LLC. For the fiscal year ending June 30, 2009, the Company estimates that it will pay a total of $74,000 in rent and operating cost reimbursements to Avon Limited, LLC.
AUDIT COMMITTEE REPORT
     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Crowe Horwath LLP (“Crowe Horwath”), the Company’s independent registered public accounting firm, the matters required to be discussed under Statements on Auditing Standards No. 61 (“SAS 61”). In addition, the Audit Committee has received from Crowe Horwath the written disclosures and the letter required to be delivered by Crowe Horwath under Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) and has met with representatives of Crowe Horwath to discuss the independence of the independent registered public accounting firm.
     The Audit Committee has reviewed the non-audit services currently provided by the Company’s independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company’s independent registered public accounting firm.
     Based on the Audit Committee’s review of the financial statements, its discussion with Crowe Horwath regarding SAS 61, and the written materials provided by Crowe Horwath under ISB Standard No. 1 and the related discussion with Crowe Horwath of their independence, the Audit Committee has recommended to the Board of

Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended June 30, 2008 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
PVF CAPITAL CORP.
Stuart D. Neidus
Robert K. Healey
Ronald D. Holman, II
PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has renewed the Company’s arrangements with Crowe Horwath LLP, independent public accountants, to be its independent registered public accounting firm for the 2009 fiscal year, subject to ratification by the Company’s stockholders. A representative of Crowe Horwath LLP will be present at the Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.
     The appointment of the independent registered public accounting firm must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote “FOR” the approval of the appointment of the independent registered public accounting firm.
PROPOSAL III – APPROVAL OF THE PVF CAPITAL CORP.
2008 EQUITY INCENTIVE PLAN
     The Company’s Board of Directors has adopted, subject to shareholder approval at the annual meeting, the PVF Capital Corp. 2008 Equity Incentive Plan (the “2008 Plan”). The 2008 Plan will become effective as of the date of approval by the Company’s shareholders.
     The Board of Directors has reserved a total of 650,000 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2008 Plan. All of the Company’s employees, officers, and directors are eligible to participate in the 2008 Plan. A summary of the 2008 Plan follows. This summary is qualified in its entirety by the full text of the 2008 Plan, which is attached to this proxy statement as Appendix A.
     The approval of the 2008 Plan requires the affirmative vote of a majority of the votes cast by the stockholders at the Meeting. The Board of Directors recommends that shareholders vote “FOR” the approval of the PVF Capital Corp. 2008 Equity Incentive Plan.
Summary of the 2008 Plan
     Purpose. The 2008 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.
     Permissible Awards. The 2008 Plan authorizes awards in any of the following forms:
•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”);

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture; and

•	stock appreciation rights.

     Shares Available for Awards. Subject to adjustment as provided in the 2008 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2008 Plan is 650,000.
     Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2008 Plan to any one person during any one calendar year is 100,000.
     Administration. A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2008 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and make all other decisions and determinations that may be required under the 2008 Plan.
     Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.
     Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control of the Company, as defined in the 2008 Plan. All awards will also vest and become immediately exercisable upon a change in control.
     Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2008 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2008 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2008 Plan will be adjusted proportionately and the Committee will adjust the 2008 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.
     New Plan Benefits. No grants have been made with respect to the shares to be reserved for issuance under the 2008 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table above or any other employee is not determinable at this time, as such grants are subject to the discretion of the Committee.
Termination and Amendment
     The Board of Directors may, at any time and from time to time, terminate or amend the 2008 Plan. Shareholders must approve amendments to the 2008 Plan that will materially increase the number of shares of stock issuable under the 2008 Plan, expand the types of awards provided under the 2008 Plan, materially expand the class of participants eligible to participate in the 2008 Plan, materially extend the term of the 2008 Plan, or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2008 Plan may adversely affect any award previously granted under the 2008 Plan without the written consent of the participant.
     The Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2008 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
Prohibition on Repricing
     As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.
Certain Federal Income Tax Effects
     Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2008 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.
     Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
     Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
     Stock Appreciation Rights (SAR). A participant recognizes no taxable income upon the grant of an SAR. Upon the exercise of the SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received over the grant price of such shares under the SAR. The Company will be entitled to deduct for federal income tax purposes the same amount as the ordinary income recognized by the participant at the time of the exercise.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Crowe Horwath LLP served as the Company’s independent registered public accounting firm for the 2008 and 2007 fiscal years. For the years ended June 30, 2008 and 2007, the fees billed to the Company by Crowe Horwath LLP totaled $269,000 and $239,400, respectively. Such fees were comprised of the following:
Audit Fees
     During the fiscal years ended June 30, 2008 and 2007, the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2008 and 2007 were $259,500 and $237,000, respectively.
Audit-Related Fees
     The aggregate fees billed for audit-related services for the fiscal years ended June 30, 2008 and 2007 were $9,500 and $1,325, respectively. The fees for the year ended June 30, 2008 were for the review of a Registration Statement on Form S-4. The fees for the year ended June 30, 2007 were for consultation services in connection with SAB 108.
Tax Fees
     No fees were billed to the Company by the Company’s independent registered public accounting firm for tax services for the fiscal years ended June 30, 2008 and 2007.
All Other Fees
     The aggregate fees billed by the Company’s independent registered public accounting firm for services not included above were $1,077 and $1,075, respectively, for the fiscal years ended June 30, 2008 and 2007. The fees for the fiscal years ended June 30, 2008 and 2007 were for license renewal for an automated work papers internal auditing software application.
Pre-Approval of Services by the Independent Registered Public Accounting Firm
     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent registered public accounting firm in fiscal years 2008 and 2007 were pre-approved by the Audit Committee.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, “Reports”), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2008, all of the Reporting Persons complied with these reporting requirements.

OTHER MATTERS
     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.
MISCELLANEOUS
     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Georgeson Shareholder, a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $10,000.
STOCKHOLDER PROPOSALS
     Under the Company’s Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than thirty days nor more than sixty days prior to the date of such meeting; provided, however, that if less than 40 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company’s Secretary no later than October 27, 2008. In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 30000 Aurora Road, Solon, Ohio 44139, no later than June 19, 2009. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
BY ORDER OF THE BOARD OF DIRECTORS

Jeffrey N. Male
Secretary
Solon, Ohio
October 17, 2008
ANNUAL REPORT ON FORM 10-K
     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, PVF CAPITAL CORP., 30000 AURORA ROAD, SOLON, OHIO 44139.

APPENDIX A
PVF CAPITAL CORP.
2008 EQUITY INCENTIVE PLAN
ARTICLE 1
PURPOSE
     The purpose of the PVF Capital Corp. 2008 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of PVF Capital Corp. (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
     When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:
     Affiliate means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
     Award means any Option, Restricted Stock Award, Performance Award or SAR granted to a Participant under the Plan.
     Award Agreement means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.
     Board of Directors means the Board of Directors of the Company.
     Change in Control means the occurrence of any one of the following events:
(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;
(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (?) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.
     Change in Control Price means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.
     Code means the Internal Revenue Code of 1986, as amended from time to time.
     Committee means the committee of the Board of Directors described in Article 4 of the Plan.
     Company means PVF Capital Corp., or any successor corporation.
     Continuous Status as a Participant means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.
     Covered Employee means a covered employee as defined in Section 162(m)(3) of the Code.
     Disability shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.
     Effective Date has the meaning assigned such term in Section 3.1 of the Plan.
     Eligible Participant means an employee, officer or director of the Company or any Affiliate.

     Exchange means any national securities exchange on which the Stock may from time to time be listed or traded.
     Fair Market Value on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.
     Grant Date means the date an Award is made by the Committee.
     Incentive Stock Option means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
     Non-Employee Director means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.
     Nonstatutory Stock Option means an Option that is not an Incentive Stock Option.
     Option means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
     Parent or Subsidiary means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.
     Participant means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
     Plan means the PVF Capital Corp. 2008 Equity Incentive Plan, as amended from time to time.
     Restricted Stock Award means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.
     Shares means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.
     Stock means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.
     Stock Appreciation Right or SAR means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, as determined pursuant to Article 8.

     1933 Act means the Securities Act of 1933, as amended from time to time.
     1934 Act means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
     3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).
     3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.
ARTICLE 4
ADMINISTRATION
     4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m)(4)(c) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.
     4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:
(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.
     Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.
     4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN
     5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 650,000.
     5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
ARTICLE 6
ELIGIBILITY
     Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.
ARTICLE 7
STOCK OPTIONS
     7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.
     7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:
(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:
(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.
Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.
(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 100,000 Options to any individual in any single calendar year.
ARTICLE 8
RESTRICTED STOCK/PERFORMANCE AWARDS/SARS
     8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.
     8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.
     8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
     8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:
“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the PVF Capital Corp. 2008 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and PVF Capital Corp. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of PVF Capital Corp.”
     Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.
     8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

     8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.
     8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of Common Stock.
     Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.
     No later than 90 days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.
     8.8 GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:
(a)	Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)	The Fair Market Value of a share of Stock on the date of exercise; over

(2)	The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option
(b)	Other Terms. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.
ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS
     9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.
     9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).
     9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
     9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
     9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
     9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.
     9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.
ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL
     10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.
     10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:
(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.
     10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:
(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.
ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION
     11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.
     11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).
ARTICLE 12
GENERAL PROVISIONS
     12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
     12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
     12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
     12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
     12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.
     12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
     12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
     12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
     12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
     12.11 GOVERNMENT AND OTHER REGULATIONS.
(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.
     12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Ohio.
     12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.
     12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.
     12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
     12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

PVF CAPITAL CORP.
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
ê Please fold and detach card at perforation before mailing. ê

PVF CAPITAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Gerald A. Fallon, Ronald D. Holman, II and John R. Male with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the Marriott Cleveland East, 26300 Harvard Road, Beachwood, Ohio, on Tuesday, November 25, 2008 at 10:00 a.m., local time, and at any and all adjournments thereof.
Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated October 17, 2008 and an Annual Report to Stockholders on Form 10-K.

Dated:	, 2008

Signature of stockholder

Signature of stockholder if held jointly.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PVF CAPITAL CORP.	REVOCABLE PROXY
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” proposals #2 and #3.
1.	The election as directors for three-year terms of all nominees listed below.

Nominees: Robert K. Healey Stanley T. Jaros Stuart D. Neidus Raymond J. Negrelli
☐  FOR (except as marked to the contrary below)           ☐  VOTE WITHHELD
INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on the line provided below.

2.	Proposal to ratify the appointment of Crowe Horwath LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2009.
☐  FOR           ☐  AGAINST           ☐  ABSTAIN
3.	Proposal to approve the PVF Capital Corp. 2008 Equity Incentive Plan.
☐  FOR           ☐  AGAINST           ☐  ABSTAIN

ê Please fold and detach card at perforation before mailing. ê

PVF CAPITAL CORP. c/o National City Bank Shareholder Services Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509 D Please fold and detach card at perforation before mailing. D PVF CAPITAL CORP. VOTING INSTRUCTIONS As a participant in the PVF Capital Corp. Retirement Savings Plan (Plan), I hereby direct Frontier Trust Company FSB, as Trustee (Trustee) for the Plan, to vote all shares of PVF Capital Corp. Common Stock that are credited to my account in the Plan at the PVF Capital Corp. Annual Meeting of Stockholders to be held on Tuesday, November 25, 2008 at 10:00 a.m. local time, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting. Only the Trustee can vote your shares. Your shares cannot be voted in person at the Annual Meeting of Stockholders. How you vote is confidential. The Trustee will not disclose how you instructed the Trustee to vote, unless required by law. Dated: , 2008 Signature NOTE: Please sign exactly as your name appears to the left. PLEASE DATE, SIGN AND RETURN THE VOTING INSTRUCTION CARD BY NOVEMBER 21, 2008 USING THE ENCLOSED ENVELOPE.

D Please fold and detach card at perforation before mailing. D PVF CAPITAL CORP. VOTING INSTRUCTIONS THE TRUSTEE IS INSTRUCTED TO VOTE AS SPECIFIED BELOW. IF NO INSTRUCTIONS ARE GIVEN OR IF YOUR VOTING INSTRUCTIONS ARE NOT RECEIVED ON OR BEFORE NOVEMBER 21, 2008, THE TRUSTEE WILL VOTE THE UNINSTRUCTED SHARES IN THE SAME PROPORTION IN WHICH IT HAS RECEIVED INSTRUCTIONS. The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” proposals #2 and #3. 1. The election as directors for three-year terms of all nominees listed below. Nominees: Robert K. Healey Stanley T. Jaros Raymond J. Negrelli Stuart D. Neidus FOR (except as marked to the contrary below) VOTE WITHHELD INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on the line provided below. 2. Proposal to ratify the appointment of Crowe Horwath LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2009. FOR AGAINST ABSTAIN 3. Proposal to approve the PVF Capital Corp. 2008 Equity Incentive Plan. FOR AGAINST ABSTAIN (Continued and to be signed on reverse side.)